UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):    September 27, 2022

TERMINIX GLOBAL HOLDINGS, INC.

(Exact name of each registrant as specified in its charter)

Delaware	001-36507	20-8738320
(State or other jurisdiction of incorporation)	(Commission File Numbers)	(IRS Employer Identification Nos.)

150 Peabody Place, Memphis, Tennessee	38103
(Address of principal executive offices)	(Zip Code)

(901) 597-1400

(Each registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐           Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐           Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐           Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐           Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common, par value $0.01	TMX	NYSE

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company    ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    ☐

Item 8.01.          Other Events.

As previously disclosed, on December 13, 2021, Terminix Global Holdings, Inc. (“Terminix”), Rentokil Initial plc (“Rentokil Initial”), Rentokil Initial US Holdings, Inc., a wholly owned subsidiary of Rentokil Initial (“Bidco”), Leto Holdings I, Inc., a direct, wholly owned subsidiary of Bidco (“Merger Sub I”) and Leto Holdings II, LLC, a direct, wholly owned subsidiary of Bidco (“Merger Sub II” and, together with Merger Sub I, “Merger Subs”) entered into an Agreement and Plan of Merger, as amended by Amendment No. 1, dated as of March 14, 2022 (as it may be further amended from time to time, the “Merger Agreement”), that provides for the acquisition of Terminix by Rentokil Initial. On the terms and subject to the conditions set forth in the Merger Agreement, (1) Merger Sub I will merge with and into Terminix (the “First Merger”) with Terminix surviving the First Merger as a wholly owned subsidiary of Bidco, and (2) immediately following the effective time of the First Merger, Terminix will merge with and into Merger Sub II (the “Second Merger” and, together with the First Merger, the “Transaction”) with Merger Sub II surviving the Second Merger as a direct, wholly owned subsidiary of Bidco and an indirect, wholly owned subsidiary of Rentokil Initial. On September 7, 2022, Terminix filed a definitive proxy statement (the “Definitive Proxy Statement”) with the U.S. Securities and Exchange Commission (the “SEC”) in connection with the Transaction.

In connection with the Transaction, six complaints have been filed by purported Terminix stockholders against Terminix and its directors, and two draft complaints have been sent to Terminix. The complaints are captioned Ferreiro v. Terminix Global Holdings, Inc., et al., No. 1:22-cv-04987 (S.D.N.Y.); Justice v. Terminix Global Holdings, Inc., et al., No. 1:22-cv-05519 (S.D.N.Y.); Baker v. Terminix Global Holdings, Inc., et al., No. 1:22-cv-05524 (S.D.N.Y.); Morgan v. Terminix Global Holdings, Inc., et al., No. 1:22-cv-07977 (S.D.N.Y.); Kaufmann v. Terminix Global Holdings, Inc., et al., No. 1:22-cv-08071 (S.D.N.Y.); and Kent v. Terminix Global Holdings, Inc., et al., No. 1:22-cv-01225 (D. Del.), and the draft complaints are captioned Paxton v. Terminix Global Holdings, Inc., et al. (which does not specify any court) and Nathan v. Terminix Global Holdings, Inc., et al. (S.D.N.Y.) (such complaints and draft complaints collectively, the “Transaction Litigation”). The Transaction Litigation generally alleges that the preliminary registration statement filed with the SEC on June 7, 2022, or the Definitive Proxy Statement, omitted certain allegedly material information in connection with the Transaction in violation of federal proxy laws, and one of the complaints further alleges that the Terminix directors further breached their fiduciary duties in connection with the Transaction and that Terminix aided and abetted that breach. The complaints seek various remedies, including: enjoining the consummation of the Transaction; rescission of the Transaction, or rescissory damages in the event the Transaction is consummated without the allegedly material disclosures; declaring the Merger Agreement unenforceable; directing dissemination of additional allegedly material disclosures; declaring that Terminix and its directors violated federal proxy laws; awarding plaintiffs costs and an allowance for attorneys’ and experts’ fees; and an accounting to the plaintiffs for any damages allegedly suffered. Given the early stage of each of the proceedings, it is impossible to predict the outcome or to estimate possible loss or range of loss.

Terminix denies the allegations in the Transaction Litigation, denies any alleged violations of law or any legal or equitable duty, and believes that the claims asserted in the Transaction Litigation are without merit and no additional disclosures are required under applicable law. However, in order to moot plaintiffs’ unmeritorious claims, avoid the risk of the Transaction Litigation delaying or adversely affecting the Transaction and to minimize the costs, risks and uncertainties inherent in litigation, and without admitting any liability or wrongdoing, Terminix has determined to voluntarily supplement the Definitive Proxy Statement, as described in this Current Report on Form 8-K. Nothing in this Current Report on Form 8-K shall be deemed an admission of the legal necessity or materiality under applicable laws of any of the disclosures set forth herein. To the contrary, Terminix specifically denies all allegations in the Transaction Litigation and that any additional disclosure was or is required.

As a result of the supplements set forth herein, the plaintiffs in these actions have agreed to voluntarily dismiss their complaints in the pending litigations with prejudice. As previously disclosed, Terminix expects to hold its special meeting of stockholders on October 6, 2022, at which meeting Terminix stockholders will be asked to consider and vote on (1) a proposal to adopt the Merger Agreement and (2) a proposal to approve, on a non-binding advisory basis, the compensation that may be paid or become payable to Terminix’s named executive officers that is based on or otherwise relates to the Transaction.

2

Supplements to the Definitive Proxy Statement in Connection with the Transaction Litigation

This supplemental information to the Definitive Proxy Statement should be read in conjunction with the Definitive Proxy Statement, which should be read in its entirety. All page references in the information below are to pages in the Definitive Proxy Statement, and all terms used but not defined below shall have the meanings set forth in the Definitive Proxy Statement. To the extent the following information differs from or conflicts with the information contained in the Definitive Proxy Statement, the information set forth below shall be deemed to supersede the respective information in the Definitive Proxy Statement. New text within the amended and supplemented language from the Definitive Proxy Statement is indicated in bold, underlined text, and deleted text within the amended and supplemented language from the Definitive Proxy Statement is indicated in strikethrough text.

The section of the Definitive Proxy Statement entitled “The Merger Proposal — Background of the Transaction” is amended and supplemented as follows:

The fourth full paragraph under the heading “Background of the Transaction” on page 77 of the Definitive Proxy Statement is amended and supplemented as follows:

On October 1, 2021, Andy Ransom, Rentokil Initial’s Chief Executive, separately contacted Naren K. Gursahaney, Chairman of the Terminix board of directors, and on October 4, 2021, Brett T. Ponton, Terminix’s Chief Executive Officer, to inquire as to whether Terminix would be amenable to discussing a potential strategic combination with Rentokil Initial. Mr. Ransom indicated that Rentokil Initial could be in a position to submit a formal proposal for a transaction in the coming weeks. The members of the Terminix board of directors were subsequently notified of the inquiry, and Terminix management contacted representatives of Lazard and Wachtell Lipton to discuss next steps. The full Terminix board of directors participated in the review and approval of the merger agreement and of the transactions contemplated by the merger agreement.

The second full paragraph on page 79 of the Definitive Proxy Statement is amended and supplemented as follows:

On October 29, 2021, Messrs. Ponton and Persson met with Mr. Ransom to discuss a potential transaction between Terminix and Rentokil Initial. Mr. Ransom orally conveyed the terms of a proposal by Rentokil Initial to acquire Terminix, a written copy of which was delivered to Messrs. Ponton and Persson after the conclusion of the meeting. The proposal contemplated an implied purchase price of $54.00 per share of Terminix common stock consisting of approximately 80% stock and 20% cash. The proposal also contemplated that Terminix stockholders could elect to receive all cash or all stock merger consideration, subject to proration in the event of oversubscription, and that the consummation of a transaction would not be subject to any financing contingency. In addition, Mr. Ransom raised the possibility that a member of the Terminix board of directors would be appointed to Rentokil Initial’s board of directors upon the closing of a transaction. On the same day, Terminix and Party C entered into a nondisclosure agreement containing customary standstill restrictions on Party C, which restrictions would terminate one year from the date of the nondisclosure agreement or, if earlier, in the event Terminix entered into a definitive agreement for a merger with a third party, a third party commenced a takeover bid, tender, or exchange offer for a majority of Terminix’s outstanding voting equity and Terminix recommended acceptance or stated that it remained neutral, or Terminix or its subsidiaries filed for or is subject to a proceeding for bankruptcy~~(which restrictions would terminate in the event Terminix entered into a definitive agreement for a merger with a third party)~~.

3

The paragraph beginning on page 79 and ending on page 80 of the Definitive Proxy Statement is amended and supplemented as follows:

On November 5, 2021, Terminix and Rentokil Initial entered into a mutual nondisclosure agreement superseding (and which was substantially similar to) the nondisclosure agreement previously agreed to by the parties on May 4, 2018. The mutual nondisclosure agreement contained, among other things, customary standstill restrictions, which restrictions would terminate with respect to a party six months from the date of the mutual nondisclosure agreement or, if earlier, in the event a third party entered into a definitive agreement for a merger or other extraordinary transaction with the other party, any of its subsidiaries or their securities or assets, or a third party announced or commenced a tender offer or exchange offer that would result in a merger or other extraordinary transaction with the other party, any of its subsidiaries or their securities or assets (whether or not recommended by the other party). Shortly thereafter, representatives of Rentokil Initial began submitting due diligence requests and, on November 9, 2021, the Terminix board of directors held a meeting at which representatives of Lazard reported on the process for addressing these requests. In the following weeks through December 8, 2021, and with the authorization of the Terminix board of directors, representatives of Terminix provided Rentokil Initial with access to a virtual data room, hosted diligence sessions for the benefit of Rentokil Initial and responded to numerous diligence requests and questions. Representatives of Rentokil Initial also provided Terminix with access to a virtual data room containing various due diligence materials and hosted due diligence sessions with representatives of Lazard and members of Terminix management, including a discussion between representatives of Lazard and Rentokil Initial’s financial advisers, Barclays and Goldman Sachs International, regarding Wall Street research analyst financial forecasts and consensus estimates relating to Rentokil Initial.

The section of the Definitive Proxy Statement entitled “The Merger Proposal — Opinion of Terminix’s Financial Advisor — Financial Analyses — Terminix Financial Analyses” is amended and supplemented as follows:

The table under the subheading “Comparable Public Companies Analysis” on page 94 of the Definitive Proxy Statement is amended and supplemented as follows:

(U.S. dollars in millions)

Company	Market Cap	Net Debt & Other	Enterprise Value	EV/ EBITDA 2022E		EBITDA 2022E
Pest Control Peers
Rollins, Inc.	$16,367	$204	$16,571	24.8	x	$669
Rentokil Initial	15,444	1,641	17,085	17.8	x	959
Residential Peers
FirstService Corporation	$8,702	$805	$9,507	24.4	x	$390
Frontdoor, Inc.	3,065	341	3,406	10.1	x	336
HomeServe plc	4,138	829	4,967	11.0	x	452
Leslie’s, Inc.	4,234	659	4,893	13.5	x	361
Commercial Peers
ABM Industries Incorporated	$3,176	$291	$3,466	6.3	x	$549
Aramark	9,344	7,301	16,645	11.0	x	1,510
BrightView Holdings, Inc.	1,561	1,094	2,655	8.3	x	319
Cintas Corporation	47,755	3,267	51,022	24.6	x	2,077
Ecolab Inc.	67,362	5,344	72,706	21.4	x	3,402
GDI Integrated Facility Services Inc.	963	151	1,114	10.7	x	105

 Market data as of 12/8/2021. Enterprise value includes operating lease liabilities and EBITDA includes operating lease expense (excluding short-term and variable expenses); adjustment is made for comparability with Rentokil Initial financials. “Other” includes equity investments, non-controlling interest and other Enterprise Value items.

4

The table under the subheading “Precedent Transactions Analysis” on page 95 of the Definitive Proxy Statement is amended and supplemented as follows:

Date Announced	Acquiror	Target	Enterprise Value		EV / LTM EBITDA		LTM EBITDA

Selected Pest Control Transactions
June 8, 2021	EQT AB	Anticimex A/S		$7,259	25.6	x		$284
November 6, 2019	GIC Private Limited	Anticimex A/S (10% stake)(*)		395	21.2	x		19
January 8, 2019	Rollins, Inc.	Clark Pest Control of Stockton, Inc.		412	17.0	x		24
March 19, 2007	Clayton, Dubilier & Rice	The ServiceMaster Company		5,316	12.3	x		434

Selected Consumer / Commercial Transactions
August 31, 2021	Apax Partners LLP	SavATree, LLC(*)	$	~1,200	~22.0	x	$	~55
September 2, 2020	Roark Capital Group Inc.	ServiceMaster Brands		1,553	18.2	x		85
March 26, 2019	Blackstone Group Inc.	Servpro Industries Inc.		1,287	20.1	x		64
August 16, 2016	Cintas Corporation	G&K Services, Inc.		2,165	14.0	x		155

(*)	Transaction included for reference purposes only and excluded from calculations.

The section of the Definitive Proxy Statement entitled “The Merger Proposal — Opinion of Terminix’s Financial Advisor — Financial Analyses — Rentokil Initial Financial Analyses” is amended and supplemented as follows:

The table under the subheading “Comparable Public Companies Analysis” on page 97 of the Definitive Proxy Statement is amended and supplemented as follows:

(U.S. dollars in millions)

Company	Market Cap	Net Debt & Other	Enterprise Value	EV/ EBITDA 2022E		EBITDA 2022E
Pest Control Peers
Rollins, Inc.	$16,367	$204	$16,571	24.8	x	$669
Terminix Global Holdings, Inc.	4,657	851	5,508	12.6	x	436
Residential Peers
FirstService Corporation	$8,702	$805	$9,507	24.4	x	$390
Frontdoor, Inc.	3,065	341	3,406	10.1	x	336
HomeServe plc	4,138	829	4,967	11.0	x	452
Leslie’s, Inc.	4,234	659	4,893	13.5	x	361
Commercial Peers
ABM Industries Incorporated	$3,176	$291	$3,466	6.3	x	$549
Aramark	9,344	7,301	16,645	11.0	x	1,510
BrightView Holdings, Inc.	1,561	1,094	2,655	8.3	x	319
Cintas Corporation	47,755	3,267	51,022	24.6	x	2,077
Ecolab Inc.	67,362	5,344	72,706	21.4	x	3,402
GDI Integrated Facility Services Inc.	963	151	1,114	10.7	x	105

Note: Terminix shown on a consensus basis. Market data as of 12/8/2021. Enterprise value includes operating lease liabilities and EBITDA includes operating lease expense (excluding short-term and variable expenses); adjustment is made for comparability with Rentokil Initial financials. “Other” includes equity investments, non-controlling interest and other Enterprise Value items.

5

The first paragraph under the subheading “Discounted Cash Flow Analysis” on page 97 of the Definitive Proxy Statement is amended and supplemented as follows:

Lazard performed a discounted cash flow analysis of Rentokil Initial by calculating, based on the Terminix management unaudited Rentokil Initial projections, the estimated present value (as of June 30, 2021) of the stand-alone unlevered, after-tax free cash flows that Rentokil Initial was forecasted to generate during the third and fourth quarters of calendar year 2021 and during calendar years 2022 through 2025. Lazard also calculated a range of implied terminal values for Rentokil Initial by applying a selected range of perpetuity growth rates of 2.0% to 2.5% to the stand-alone unlevered, after-tax free cash flow attributable to Rentokil Initial for calendar year 2025, which range of perpetuity growth rates was selected based on Lazard’s professional judgment and experience, taking into account, among other things, the Terminix management unaudited Rentokil Initial projections and trends in the overall economy generally and in the industries and sectors in which Rentokil Initial operates. The cash flows and range of implied terminal values were then discounted to present value (as of June 30, 2021~~September 30, 2021~~) using a selected range of discount rates of 5.3% to 6.3% derived based on a weighted average cost of capital calculation.

The section of the Definitive Proxy Statement entitled “The Merger Proposal — Opinion of Terminix’s Financial Advisor — Financial Analyses — Other Analyses” is amended and supplemented as follows:

The paragraph under the subheading “Analyst Target Prices” on page 99 of the Definitive Proxy Statement is amended and supplemented as follows:

Lazard observed price targets for Terminix common stock and Rentokil Initial ordinary shares as reflected in selected publicly available Wall Street equity research reports. Lazard observed that (x) the future price targets for Terminix common stock ranged from $44.00 per share to $65.00 per share, which Lazard discounted to present value based on an illustrative cost of equity of 9.4% to calculate a range of $41.10 per share to $58.10 per share (rounded to the nearest $0.05), and (y) the price targets for Rentokil Initial ordinary shares ranged from £5.10 per share to £6.50 per share.

The price targets for Terminix common stock and Rentokil Initial ordinary shares as reflected in selected publicly available Wall Street equity research reports are set forth below.

Terminix Broker Targets
Broker	Publish Date	Price Target
Goldman Sachs	11/4/21	$44.00
Jefferies	11/3/21	$58.00
Oppenheimer	11/2/21	$65.00
Stifel	11/2/21	$64.00
Bank of America	11/2/21	$49.00
RBC	11/2/21	$49.00
Morgan Stanley	11/2/21	$46.00
Baird	11/2/21	$45.00
JP Morgan	8/5/21	$55.00

6

Rentokil Initial Broker Targets
Broker	Publish Date	Price Target
BNP Paribas Exane	11/23/21	£6.20
Peel Hunt	11/8/21	£5.95
Berenberg	11/1/21	£5.10
Morgan Stanley	10/21/21	£6.45
Credit Suisse	10/21/21	£6.30
Jefferies	10/21/21	£6.50
Stifel	10/21/21	£6.30
Barclays	10/21/21	£6.10
Citi	9/29/21	£6.00
Deutsche Bank	8/4/21	£6.07
Jefferies	7/30/21	£6.50
RBC Capital	7/29/21	£6.45
Numis	7/29/21	£6.00
Goldman Sachs	3/25/21	£5.60
HSBC	2/5/21	£5.55

The section of the Definitive Proxy Statement entitled “The Merger Proposal — Certain Terminix Unaudited Prospective Financial Information” is amended and supplemented as follows:

The second table on page 104 of the Definitive Proxy Statement is amended and supplemented as follows:

(U.S. dollars in millions)(1)	2021E	2022E	2023E	2024E	2025E
Revenue	$2,046	$2,164	$2,322	$2,479	$2,651
Adjusted EBITDA(2)	413	445	496	560	629
Capital Expenditures	(23)	(33)	(32)	(35)	(39)
Free Cash Flow(3)	199	232	317	361	410

Note: Unlevered Free Cash Flow was arithmetically derived by Lazard based on the Lazard fairness opinion Terminix management unaudited Terminix projections prepared and provided to Lazard by Terminix management and approved by Terminix management for use by Lazard for purposes of its opinion and financial analysis. Lazard derived the estimated Unlevered Free Cash Flow for Terminix as tax-effected Adjusted EBITDA, less increase in net working capital, less capital expenditures and other operating cash flow items, for fiscal years 2021 through 2025 in the amounts of $262 million, $268 million, $352 million, $398 million and $447 million, respectively. 2021 is disclosed on a full-year basis for comparability.

(1)	Excludes the impact of acquisitions in 2023E – 2025E.
(2)	“Adjusted EBITDA” is defined as net income (loss) before: depreciation and amortization expense; acquisition-related costs; Mobile Bay Formosan termite settlement; fumigation related matters; non-cash stock-based compensation expense; restructuring and other charges; goodwill impairment; amortization of cloud based software; net earnings from discontinued operations; provision for income taxes; loss on extinguishment of debt; interest expense; and operating lease expense.
(3)	“Free Cash Flow” is defined as Adjusted EBITDA, less increase in net working capital, less capital expenditures, less interest, less taxes, less restructuring payments, less acquisition-related costs and other operating cash flow items.

The table beginning on page 104 and ending on page 105 of the Definitive Proxy Statement is amended and supplemented as follows:

(UK pounds sterling in millions)(1)	2021E	2022E	2023E	2024E	2025E
Revenue	£2,980	£3,131	£3,289	£3,437	£3,591
Adjusted EBITDA(2)	670	726	774	825	881
Capital Expenditures	(260)	(260)	(270)	(289)	(302)
Free Cash Flow(3)	296	334	370	399	434

Note: Unlevered Free Cash Flow was arithmetically derived by Lazard based on the Terminix management unaudited Rentokil Initial projections prepared and provided to Lazard by Terminix management and approved by Terminix management for use by Lazard for purposes of its opinion and financial analysis. Lazard derived the estimated Unlevered Free Cash Flow for Rentokil Initial as tax-effected Adjusted EBITDA, less increase in net working capital, less capital expenditures and other operating cash flow items, for fiscal years 2021 through 2025 in the amounts of £334 million, £371 million, £407 million, £436 million and £471 million, respectively. 2021 is disclosed on a full-year basis for comparability.

(1)	Excludes the impact of acquisition in 2021E – 2025E.
(2)	“Adjusted EBITDA” is defined as adjusted operating profit, less one-off operating items, plus depreciation and other items.
(3)	“Free Cash Flow” is defined as net cash flow from operating activities, less capital expenditures, and less net additions and disposals of right-of-use assets. Based on financial forecasts and estimates provided by Terminix management.

*          *          *          *

7

Additional Information About The Transaction And Where To Find It

In connection with the Transaction, Rentokil Initial has filed with the SEC a registration statement on Form F-4 (the “Registration Statement”), which includes a proxy statement of Terminix that also constitutes a prospectus of Rentokil Initial (the “proxy statement/prospectus”). The SEC declared the Registration Statement effective on September 7, 2022. On September 7, 2022, Terminix filed the Definitive Proxy Statement with the SEC in connection with the Transaction. Each of Rentokil Initial and Terminix have filed and may file other relevant documents in connection with the Transaction. The Definitive Proxy Statement was first sent to the shareholders of Terminix on September 8, 2022. Rentokil Initial has also filed a shareholder proxy circular in connection with the Transaction with applicable securities regulators in the United Kingdom and the shareholder proxy circular was first sent to Rentokil Initial’s shareholders on or about September 8, 2022. This communication is not a substitute for any registration statement, proxy statement/prospectus or other documents Rentokil Initial and/or Terminix filed or may file with the SEC in connection with the Transaction. BEFORE MAKING ANY VOTING OR INVESTMENT DECISIONS, INVESTORS, STOCKHOLDERS AND SHAREHOLDERS OF TERMINIX AND RENTOKIL INITIAL ARE URGED TO READ CAREFULLY AND IN THEIR ENTIRETY THE DEFINITIVE PROXY STATEMENT AND SHAREHOLDER PROXY CIRCULAR, AS APPLICABLE, AND ANY OTHER RELEVANT DOCUMENTS THAT ARE FILED OR WILL BE FILED WITH THE SEC OR APPLICABLE SECURITIES REGULATORS IN THE UNITED KINGDOM, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THESE DOCUMENTS IN CONNECTION WITH THE TRANSACTION WHEN THEY BECOME AVAILABLE, AS THEY CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION ABOUT TERMINIX, RENTOKIL INITIAL, THE TRANSACTION AND RELATED MATTERS. The Registration Statement and Definitive Proxy Statement are, and the other documents filed by Rentokil Initial and Terminix with the SEC, when filed, will be, available free of charge at the SEC’s website at www.sec.gov. In addition, investors and shareholders are able to obtain free copies of the Definitive Proxy Statement and other documents filed with the SEC by Terminix online at investors.terminix.com, upon written request delivered to Terminix at 150 Peabody Pl., Memphis, TN 38103, USA, Attention: Corporate Secretary, or by calling Terminix’s Corporate Secretary’s Office by telephone at +1 901-597-1400 or by email at deidre.richardson@terminix.com, and are able to obtain free copies of the Registration Statement, Definitive Proxy Statement, shareholder proxy circular and other documents filed with the SEC and applicable securities regulators in the United Kingdom by Rentokil Initial online at https://www.rentokil-initial.com, upon written request delivered to Rentokil Initial at Compass House, Manor Royal, Crawley, West Sussex, RH10 9PY, England, Attention: Peter Russell, or by calling Rentokil Initial by telephone at +44 (0) 7811 270734 or by email at investor@rentokil-initial.com. The information included on, or accessible through, Rentokil Initial’s or Terminix’s website is not incorporated by reference into this communication. This communication is for informational purposes only and is not intended to, and shall not, constitute an offer to sell or buy or the solicitation of an offer to sell or buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to appropriate registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the U.S. Securities Act of 1933, as amended.

8

Participants in the Solicitation of Proxies

This communication is not a solicitation of proxies in connection with the Transaction. However, under SEC rules, Terminix, Rentokil Initial, and certain of their respective directors, executive officers and other members of the management and employees may be deemed to be participants in the solicitation of proxies in connection with the Transaction. Information about Terminix’s directors and executive officers may be found on its website at corporate.terminix.com/responsibility/corporate-governance and in its 2021 Annual Report on Form 10-K filed with the SEC on March 1, 2022, available at investors.terminix.com and www.sec.gov. Information about Rentokil Initial’s directors and executive officers may be found on its website at https://www.rentokil-initial.com and in its 2021 Annual Report filed with applicable securities regulators in the United Kingdom on March 30, 2022, available on its website at https://www.rentokil-initial.com. The information included on, or accessible through, Rentokil Initial’s or Terminix’s website is not incorporated by reference into this communication. These documents can be obtained free of charge from the sources indicated above. Additional information regarding the interests of such potential participants in the solicitation of proxies in connection with the Transaction is included in the Definitive Proxy Statement and shareholder proxy circular and other relevant materials filed with the SEC and applicable securities regulators in the United Kingdom.

Information Regarding Forward-Looking Statements

This communication contains forward-looking statements as that term is defined in Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended by the Private Securities Litigation Reform Act of 1995. Forward-looking statements can sometimes be identified by the use of forward-looking terms such as “believes,” “expects,” “may,” “will,” “shall,” “should,” “would,” “could,” “potential,” “seeks,” “aims,” “projects,” “predicts,” “is optimistic,” “intends,” “plans,” “estimates,” “targets,” “anticipates,” “continues” or other comparable terms or negatives of these terms, but not all forward-looking statements include such identifying words. Forward-looking statements are based upon current plans, estimates and expectations that are subject to risks, uncertainties and assumptions. Should one or more of these risks or uncertainties materialise, or should underlying assumptions prove incorrect, actual results may vary materially from those indicated or anticipated by such forward-looking statements. We can give no assurance that such plans, estimates or expectations will be achieved and therefore, actual results may differ materially from any plans, estimates or expectations in such forward-looking statements. Important factors that could cause actual results to differ materially from such plans, estimates or expectations include: a condition to the closing of the Transaction may not be satisfied; the occurrence of any event that can give rise to termination of the Transaction; Rentokil Initial is unable to achieve the synergies and value creation contemplated by the Transaction; Rentokil Initial is unable to promptly and effectively integrate Terminix’s businesses; management’s time and attention is diverted on Transaction related issues; disruption from the Transaction makes it more difficult to maintain business, contractual and operational relationships; the credit ratings of Rentokil Initial decline following the Transaction; legal proceedings are instituted against Terminix or Rentokil Initial; Terminix or Rentokil Initial is unable to retain or hire key personnel; the announcement or the consummation of the proposed Transaction has a negative effect on the market price of the capital stock of Terminix or Rentokil Initial or on Terminix’s or Rentokil Initial’s operating results; evolving legal, regulatory and tax regimes; changes in economic, financial, political and regulatory conditions, in the United Kingdom, the United States and elsewhere, and other factors that contribute to uncertainty and volatility, natural and man-made disasters, civil unrest, pandemics (e.g., the coronavirus (COVID-19) pandemic (the “COVID-19 pandemic”)), geopolitical uncertainty, and conditions that may result from legislative, regulatory, trade and policy changes associated with the current or subsequent U.S. or U.K. administration; the ability of Rentokil Initial or Terminix to successfully recover from a disaster or other business continuity problem due to a hurricane, flood, earthquake, terrorist attack, war, conflict, pandemic, security breach, cyber-attack, power loss, telecommunications failure or other natural or man-made event, including the ability to function remotely during long-term disruptions such as the COVID-19 pandemic; the impact of public health crises, such as pandemics (including the COVID-19 pandemic) and epidemics and any related company or governmental policies and actions to protect the health and safety of individuals or governmental policies or actions to maintain the functioning of national or global economies and markets, including any quarantine, “shelter in place,” “stay at home,” workforce reduction, social distancing, shut down or similar actions and policies; actions by third parties, including government agencies; the risk that disruptions from the Transaction will harm Rentokil Initial’s or Terminix’s business, including current plans and operations; certain restrictions during the pendency of the Transaction that may impact Rentokil Initial’s or Terminix’s ability to pursue certain business opportunities or strategic transactions; Rentokil Initial’s or Terminix’s ability to meet expectations regarding the accounting and tax treatments of the Transaction; the risks and uncertainties discussed in the “Risks and Uncertainties” section in Rentokil Initial’s reports available on the National Storage Mechanism at https://data.fca.org.uk/#/nsm/nationalstoragemechanism and on its website at https://www.rentokil-initial.com (information included on or accessible through Rentokil Initial’s website is not incorporated by reference into this communication); and the risks and uncertainties discussed in the “Risk Factors” and “Information Regarding Forward-Looking Statements” sections in Terminix’s reports filed with the SEC. These risks, as well as other risks associated with the Transaction, are more fully discussed in the Definitive Proxy Statement and shareholder proxy circular. While the list of factors presented here is, and the list of factors presented in the Definitive Proxy Statement and shareholder proxy circular is, considered representative, no such list should be considered to be a complete statement of all potential risks and uncertainties. Unlisted factors may present significant additional obstacles to the realization of forward-looking statements. We caution you not to place undue reliance on any of these forward-looking statements as they are not guarantees of future performance or outcomes and that actual performance and outcomes, including, without limitation, our actual results of operations, financial condition and liquidity, and the development of new markets or market segments in which we operate, may differ materially from those made in or suggested by the forward-looking statements contained in this communication. Except as required by law, neither Rentokil Initial nor Terminix assumes any obligation to update or revise the information contained herein, which speaks only as of the date hereof.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TERMINIX GLOBAL HOLDINGS, INC.
(Registrant)

September 27, 2022	By:	/s/ Robert J. Riesbeck
Robert J. Riesbeck
Executive Vice President and Chief Financial Officer

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